September 29, 2017

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2017 TO THE PROSPECTUS OF
Morgan Stanley New York Municipal Money Market Trust, dated May 1, 2017
(the "Fund")

The contractual advisory fee rates of the Fund have been decreased, effective September 30, 2017. Accordingly, effective September 30, 2017, the Prospectus is hereby amended as follows:

The Fund's Annual Fund Operating Expenses table under the section of the Prospectus entitled "Fund Summary—New York Municipal Money Market Trust—Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

	R Class	S Class
Advisory Fee(1)	0.15%	0.15%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses(2)	1.23%	1.23%
Total Annual Fund Operating Expenses(3)	1.48%	1.48%
Fee Waivers and/or Expense Reimbursements(3)	0.88%	0.88%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	0.60%	0.60%

The Example information under the section of the Prospectus entitled "Fund Summary—New York Municipal Money Market Trust—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Class	$61	$381	$724	$1,693
S Class	$61	$381	$724	$1,693

The footnotes following the Fund's Example information under the section of the Prospectus entitled "Fund Summary—New York Municipal Money Market Trust—Fees and Expenses—Example" are hereby deleted in its entirety and replaced with the following:

(1)  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective September 30, 2017.

(2)  Other Expenses have been restated to reflect Other Expenses as of June 30, 2017.

(3)  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses

(including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The second and third sentences of the second paragraph of the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.15% to the average daily net assets of the Fund determined as of the close of each business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWNPROSPT 9/17

September 29, 2017

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley New York Municipal Money Market Trust, dated May 1, 2017
(the "Fund")

The contractual advisory fee rates of the Fund have been decreased, effective September 30, 2017. Accordingly, effective September 30, 2017, the Statement of Additional Information is hereby amended as follows:

The second sentence of the second paragraph of the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser and Administrator" is hereby deleted and replaced with the following:

The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.15% to the average daily net assets of the Fund determined as of the close of each business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.